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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)       March 9, 2005

                          Communications Systems, Inc.
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             (Exact name of Registrant as specified in its charter)


               Minnesota           001-31588        41-0957999
         --------------------- ---------------- ------------------
            (State or other      (Commission      (IRS Employer
             jurisdiction        File Number)   Identification No.)
           of incorporation)




                    213 South Main Street
                    Hector, Minnesota            55342
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                    (Address of principal      (Zip Code)
                     executive offices)



       Registrant's telephone number, including area code (320) 848-6231


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02  Results of Operations and Financial Condition


     On March 9, 2005, Communications Systems, Inc. (the "Company") reported its financial results for its fourth fiscal quarter and year ended December 31, 2004. See the Company's press release dated March 9, 2005, which is furnished as
Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01  Exhibits

The following information is furnished as an exhibit to this Current Report:

Exhibit No.       Description of Exhibit
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99.1              Press Release dated March 9, 2005.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             Communications Systems, Inc.

Date: March 11,2005           By    /s/ Paul N. Hanson
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                                   Paul N. Hanson
                                   Vice President and Chief Financial
                                     Officer